                                                                    EXHIBIT 25.2

                        THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T



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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]

                             ----------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

48 Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                    (Zip code)


                             ----------------------


                            FIRST TENNESSEE CAPITAL I
               (Exact name of obligor as specified in its charter)


Delaware                                                    62-6314154
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

c/o First Tennessee National Corporation
165 Madison Avenue
Memphis, Tennessee                                          38103
(Address of principal executive offices)                    (Zip code)

                             ----------------------

                              Preferred Securities
                       (Title of the indenture securities)



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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                       Name                                        Address
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         Superintendent of Banks of the State of      2 Rector Street, New York,
         New York                                     N.Y.  10006, and Albany, N.Y. 12203

         Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                      N.Y.  10045

         Federal Deposit Insurance Corporation        Washington, D.C.  20429

         New York Clearing House Association          New York, New York  10004

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.  (See Note on page 3.)

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                      NOTE


         Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of December, 1996.


                                            THE BANK OF NEW YORK



                                            By: /S/MARY LAGUMINA
                                                --------------------------------
                                                Name:  MARY LAGUMINA
                                                Title: ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business June 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                                                                   in Thousands
ASSETS
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
    currency and coin ...................                          $3,650,068
  Interest-bearing balances .............                             738,260
Securities:
  Held-to-maturity securities ...........                             784,969
  Available-for-sale securities .........                           2,033,407
Federal funds sold and securities
   purchased under agreements to resell
   in domestic offices of the bank:
Federal funds sold ......................                           3,699,232
Securities purchased under
  agreements to resell ..................                              20,000
Loans and lease financing receivables:
  Loans and leases, net of unearned
    income ..............................      28,109,045
  LESS: Allowance for loan and
    lease losses ........................         586,658
  LESS: Allocated transfer risk
    reserve..............................             429
  Loans and leases, net of unearned
    income, allowance, and reserve.......                           27,521,958
Assets held in trading accounts .........                              678,844
Premises and fixed assets (including
  capitalized leases) ...................                              608,217
Other real estate owned .................                               50,599
Investments in unconsolidated
  subsidiaries and associated companies..                              235,670
Customers' liability to this bank on
  acceptances outstanding ...............                              904,948
Intangible assets .......................                              450,230
Other assets ............................                            1,299,464
                                                                   -----------
Total assets ............................                          $42,675,866
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LIABILITIES
Deposits:
  In domestic offices ...................                          $19,223,050
  Noninterest-bearing ...................        7,675,758
  Interest-bearing ......................       11,547,292
  In foreign offices, Edge and
  Agreement subsidiaries, and IBFs.......                           11,527,685
  Noninterest-bearing ...................           48,502
  Interest-bearing ......................       11,479,183
Federal funds purchased and securities
  sold under agreements to repurchase
  in domestic offices of the bank and of
  its Edge and Agreement subsidiaries,
  and in IBFs:
  Federal funds purchased ...............                            1,498,351
  Securities sold under agreements
    to repurchase .......................                              126,974
Demand notes issued to the U.S.
  Treasury ..............................                              231,865
Trading liabilities .....................                              479,390
Other borrowed money:
  With original maturity of one year
    or less .............................                            2,521,578
  With original maturity of more than
    one year ............................                               20,780
Bank's liability on acceptances executed
  and outstanding .......................                              905,850
Subordinated notes and debentures .......                            1,020,400
Other liabilities .......................                            1,543,657
                                                                   -----------
Total liabilities .......................                           39,099,580
                                                                   -----------

EQUITY CAPITAL
Common stock ............................                              942,284
Surplus .................................                              525,666
Undivided profits and capital
  reserves ..............................                            2,124,231
Net unrealized holding gains
  (losses) on available-for-sale
  securities ............................                               (8,063)
Cumulative foreign currency
  translation adjustments ...............                               (7,832)
                                                                   -----------
Total equity capital ....................                            3,576,286
                                                                   -----------
Total liabilities and equity
  capital ...............................                          $42,675,866
                                                                   ===========


      I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

      We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

      J. Carter Bacot     )
      Alan R. Griffith    )     Directors
      Thomas A. Renyi     )